UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2023

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Gold Flora Corporation
(Exact name of registrant as specified in its charter)

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Delaware	0-56348	93-2261104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3165 Red Hill Avenue, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 252-1908

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01. Regulation FD Disclosure.

On July 10, 2023, Gold Flora Corporation, a Delaware corporation (“GFC”), issued a press release regarding the recently completed business combination involving, among others, Gold Flora, LLC, a California limited liability company (“Gold Flora”) and TPCO Holding Corp. (“TPCO”). A copy of that press release is filed as Exihbit 99.1 hereto and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Effective July 7, 2023, GFC, is a "successor issuer" to TPCO TPCO pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Act”).  As TPCO’s securities were registered under Section 12(g) of the Act, the securities of GFC are deemed registered under that section, and GFC is required to file periodic reports under the Act with the Securities and Exchange Commission.

As previously announced, on February 21, 2023, TPCO, Gold Flora, Stately Capital Corporation, a British Columbia corporation and a principal unitholder of Gold Flora (“Stately”), Gold Flora Corporation, a British Columbia corporation (“Newco”) and Golden Grizzly Bear LLC, a California limited liability company (“Merger Sub”) entered into a business combination agreement (the “Business Combination Agreement”).  Pursuant to the Business Combination Agreement, TPCO, Stately and Newco amalgamated by way of a plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) and, as part of the arrangement, redomiciled to the State of Delaware pursuant to Section 388 of the Delaware General Corporation Law.  Following the redomicile, the amalgamated entity acquired Gold Flora and affiliated entities in a series of mergers. The combined entity will operate as Gold Flora Corporation. The GFC shares issued in exchange for the TPCO shares and Stately shares under the Plan of Arrangement were exempt from registration under the U.S. Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof.

The shares of GFC are listed on the Neo Exchange Inc. and GFC intends to submit an application to the OTC Markets to enable the GFC shares to be quoted on the electronic over-the-counter marketplace.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated July 10, 2023 regarding completion of the Business Combination

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 10, 2023

GOLD FLORA CORPORATION

By:	/s/ Marshall Minor
	Name:	Marshall Minor
	Title:	Chief Financial Officer